UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 30, 2011
Date of report (Date of earliest event reported)
Wireless Ronin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5929 Baker Road, Suite 475
Minnetonka, Minnesota 55345
(Address of principal executive offices, including zip code)
(952) 564-3500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     (b) On March 30, 2011, William F. Schnell resigned from our Board of Directors.
     (d) On March 31, 2011, our Board of Directors, upon recommendation of our Corporate Governance and Nominating Committee, appointed Scott W. Koller, our President and Chief Executive Officer, as a member of our board of directors. Each of our directors is elected annually, by a plurality of the votes cast, to serve until the next annual meeting of shareholders and until his or her respective successor is elected and duly qualified, or until his or her death, resignation or removal.
     Scott W. Koller, age 49, became our President and Chief Executive Officer in January 2011. Mr. Koller served as our President and Chief Operating Officer from May 2010 to December 2010 and as our Executive Vice President and Chief Operating Officer from March 2009 until May 2010. Mr. Koller joined our company in November 2004. He served as our Senior Vice President of Sales and Marketing from November 2004 through January 2007, our Executive Vice President of Sales and Marketing from February 2007 through October 2008, and our Executive Vice President of Sales and Project Management from October 2008 through March 2009. From December 2003 to November 2004, Mr. Koller served as Vice President of Sales and Marketing for Rollouts Incorporated, a provider of field services for large-scale implementations. From August 1998 to November 2003, Mr. Koller served in various roles with Walchem Corporation, a manufacturer of metering pumps and analytical controllers, including the last three years as Vice President of Sales and Marketing. Mr. Koller served in the U.S. Naval Nuclear Power Program from 1985 to 1992.
     There are no arrangements or understandings between Mr. Koller and any other person pursuant to which Mr. Koller was elected as a director and no transactions in which Mr. Koller has an interest requiring disclosure under Item 404(a) of Regulation S-K. As our President and Chief Executive Officer, Mr. Koller is not an independent director under the rules of the NASDAQ Stock Exchange and will not be appointed to our audit, compensation or corporate governance and nominating committees. He presently serves as Chairman of our Executive Committee. He will not receive additional compensation from our company for his service as a director.
ITEM 8.01 OTHER EVENTS.
     Size of Board. On March 31, 2011, our Board of Directors set the size of our board at six directors.
     Committee Composition. On March 31, 2011, our Board of Directors also reconstituted the membership of its committees as follows:

Corporate
Governance and
Name	Audit		Compensation		Nominating	Executive
Stephen F. Birke			X	*	X	X
Gregory T. Barnum	X	*				X
Scott W. Koller						X	*
Thomas J. Moudry			X		X
Geoffrey J. Obeney	X		X
Brett A. Shockley	X				X *

*	Denotes committee chairperson.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2011	Wireless Ronin Technologies, Inc.
	By	/s/ Scott N. Ross
Scott N. Ross
Senior Vice President, General Counsel and Secretary